UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

Devon Energy Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OKLAHOMA	73102-5015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Stockholders held on June 7, 2023 (the “Annual Meeting”), the stockholders of Devon Energy Corporation (“Devon” or the “Company”) approved (i) an amendment to the Company’s Bylaws (the “Bylaw Amendment”) and (ii) amendments to the Company’s Certificate of Incorporation (the “Certificate Amendment”), as set forth in Appendix B and Appendix C, respectively, of the Company’s 2023 Proxy Statement filed with the Securities and Exchange Commission on April 26, 2023 (the “2023 Proxy Statement”).

The Bylaw Amendment designates the Court of Chancery in the state of Delaware and the federal district courts of the United States of America as the exclusive forums for certain claims brought against the Company. The Company’s Board of Directors (the “Board”) had previously adopted the Bylaw Amendment subject to approval by the Company’s stockholders at the Annual Meeting. The foregoing description of the Bylaw Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to Appendix B to the 2023 Proxy Statement and the Company’s Bylaws, which, effective June 7, 2023, incorporate the Bylaw Amendment. A copy of the Company’s Bylaws is attached as Exhibit 3.2 to this report and is incorporated by reference herein.

The Certificate Amendment limits the personal liability of certain of the Company’s officers to Devon or its stockholders for monetary damages for breach of their fiduciary duty of care (but not the fiduciary duty of loyalty), subject to the limitations set forth in the Delaware General Corporation Law (the “DGCL”). The DGCL allows a corporation incorporated in Delaware to include in its certificate of incorporation a provision in the form of the Certificate Amendment. The Board previously adopted the Certificate Amendment subject to approval by the Company’s stockholders at the Annual Meeting. The foregoing description of the Certificate Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to Appendix C to the 2023 Proxy Statement and the Company’s Restated Certificate of Incorporation, which was filed with the Delaware Secretary of State on June 7, 2023, following the filing of the Certificate Amendment with the Delaware Secretary of State the same day. A copy of the Company’s Restated Certificate of Incorporation is attached as Exhibit 3.1 to this report and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

In connection with the Annual Meeting, proxies were solicited pursuant to the Securities Exchange Act of 1934. As of the close of business on April 10, 2023, which was the record date for the Annual Meeting, there were 643,843,655 shares of the Company’s common stock outstanding, each of which was entitled to one vote at the Annual Meeting. The following are the voting results for the items of business considered and voted upon at the Annual Meeting, all of which were described in the 2023 Proxy Statement.

1.

The stockholders elected each of Devon’s eleven nominees to serve on the Board for a one-year term and until their successor is elected and qualified, or until their earlier resignation, removal or death. The results of the vote with respect to each nominee were as follows:

NOMINEE	VOTES FOR	AUTHORITY WITHHELD	BROKER NON-VOTES
Barbara M. Baumann	402,834,833	30,613,948	112,931,513
John E. Bethancourt	425,549,894	7,898,887	112,931,513
Ann G. Fox	393,844,324	39,604,457	112,931,513
Gennifer F. Kelly	430,521,030	2,927,751	112,931,513
Kelt Kindick	399,996,278	33,452,503	112,931,513
John Krenicki Jr.	425,427,338	8,021,443	112,931,513
Karl F. Kurz	423,255,975	10,192,806	112,931,513
Michael N. Mears	430,822,765	2,626,016	112,931,513
Robert A. Mosbacher, Jr.	414,232,049	19,216,732	112,931,513
Richard E. Muncrief	426,729,462	6,719,319	112,931,513
Valerie M. Williams	420,944,967	12,503,814	112,931,513

2.	The appointment of KPMG LLP as Devon’s independent auditors for 2023 was ratified. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
523,195,159	22,358,867	826,268	—

3.	The advisory vote on the compensation of Devon’s named executive officers was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
404,532,785	27,408,143	1,507,853	112,931,513

4.	The advisory vote on the frequency of an advisory vote on the compensation of Devon’s named executive officers was approved in favor of a one-year frequency. The results of the vote were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	VOTES ABSTAINED	BROKER NON-VOTES
422,490,060	1,740,427	8,343,020	875,274	—

After the Annual Meeting, the Board determined that the Company will hold future non-binding advisory votes to approve the compensation of the Company’s named executive officers every year until the Board otherwise determines that a different frequency for such non-binding advisory vote is in the best interest of the Company or until the next required vote on the frequency of such votes.

5.	The Bylaw Amendment, as described in the 2023 Proxy Statement and in Item 5.03 above, was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
381,598,852	50,546,877	1,303,052	112,931,513

6.	The Certificate Amendment, as described in the Proxy Statement and in Item 5.03 above, was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
349,536,138	82,641,564	1,271,079	112,931,513

7.	The advisory vote on a stockholder proposal to reform the special shareholder meeting requirements was not approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
156,601,104	275,186,815	1,660,862	112,931,513

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibits

3.1	Restated Certificate of Incorporation

3.2	Devon Energy Corporation Bylaws

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Christopher J. Kirt
Christopher J. Kirt
Vice President Corporate Governance and Secretary

Date: June 12, 2023